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                                                                    EXHIBIT 10.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Royal Caribbean Cruises Ltd. (the "Company") Annual Report on Form 20-F for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard D. Fain, the Chief Executive Officer, and Bonnie S. Biumi, the Acting Chief Financial Officer, of the Company each certifies to his or her knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the applicable reporting requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: March 24, 2003

                             /s/ RICHARD D. FAIN
                             ---------------------------------------------------
                             Richard D. Fain
                             Chief Executive Officer



                             /s/ BONNIE S. BIUMI
                             ---------------------------------------------------
                             Bonnie S. Biumi
                             Acting Chief Financial Officer